                                 CERTIFICATION
                                       OF
                            CHIEF EXECUTIVE OFFICER
                                      AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Moreal Chu, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Visual Frontier, Inc. for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Visual Frontier, Inc.

      I, Starcia Chang, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Visual Frontier, Inc. for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Visual Frontier, Inc.


By:  /s/ Moreal Chu
     ----------------------------
     Moreal Chu
     Chief Executive Officer and
     President


By:  /s/ Starcia Chang
     ----------------------------
     Starcia Chang
     Chief Financial Officer and
     Secretary